Statement of Additional Information (SAI) Supplement

American Century Asset Allocations Portfolios, Inc. (SAI dated December 1, 2012)
American Century Capital Portfolios, Inc. (SAI dated August 1, 2012)
American Century Government Income Trust (SAI dated August 1, 2012)
American Century Growth Funds, Inc. (SAI dated December 1, 2012)
American Century International Bond Funds (SAI dated November 1, 2012)
American Century Investment Trust (SAI dated August 1, 2012)
American Century Municipal Trust (SAI dated October 1, 2012)
American Century Mutual Funds, Inc. (SAI dated March 1, 2012)
American Century Quantitative Equity Funds, Inc. (SAI dated November 1, 2012)
American Century Strategic Asset Allocations, Inc. (SAI dated April 1, 2012)
American Century Variable Portfolios, Inc. (SAI dated May 1, 2012)
American Century Variable Portfolios II, Inc. (SAI dated May 1, 2012)
American Century World Mutual Funds, Inc. (SAI dated April 1, 2012)

Supplement dated December 28, 2012

The section, Restrictions on the Use of Futures Contracts and Options, is replaced with the following:

Restrictions on the Use of Futures Contracts and Options

Each non-money market fund may enter into futures contracts, options, options on futures contracts, or swap agreements as permitted by its investment policies and the Commodity Futures Trading Commission (CFTC) rules. The advisor to each fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, the advisor is not subject to registration or regulation as commodity pool operator under that Act with respect to its provision of services to each fund.

The CFTC recently adopted certain rule amendments that, once effective, may impose additional limits on the ability of the funds to invest in futures contracts, options on futures, swaps, and certain other commodity interests if its investment advisor does not register with the CFTC as a “commodity pool operator” with respect to such fund. It is expected that the funds will be able to execute their investment strategies within the limits adopted by the CFTC’s rules. As a result, the advisor does not intend to register with the CFTC as a commodity pool operator on behalf of any of the funds. In the event that one of the funds engages in transactions that necessitate future registration with the CFTC, the advisor will register as a commodity pool operator and comply with applicable regulations with respect to that fund.

To the extent required by law, each fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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